                                                                    EXHIBIT 10.2

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

            THIS AMENDMENT NO. 2 TO CREDIT AGREEMENT ("Second Amendment"), dated as of June 19, 2003, amends that certain Credit Agreement dated as of October 17, 2002, as amended by that certain Amendment No. 1 to Credit Agreement dated as of April 4, 2003 (the "Credit Agreement"), by and among NRP (OPERATING) LLC, a Delaware limited liability company (the "Borrower"), the FINANCIAL INSTITUTIONS from time to time party thereto (individually, a "Lender" and collectively, the "Lenders"), PNC BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent for the Lenders (the "Administrative Agent"), BANK OF MONTREAL and BNP PARIBAS, as Documentation Agents for the Lenders, and BRANCH BANKING AND TRUST COMPANY, as Syndication Agent for the Lenders.

                                   WITNESSETH:

            WHEREAS, Borrower has requested, and the Required Lenders have agreed, subject to the terms and conditions herein, to amend the Credit Agreement to, among other things, permit the Borrower to issue certain unsecured notes through a private placement in an amount up to $175,000,000, a portion of the net proceeds of which will be used to reduce the principal outstanding under the Credit Agreement.

            NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements herein contained and intending to be legally bound hereby, covenant and agree as follows:

         1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

         2.       Amendments to Credit Agreement.

                  (a)      The definition of "Applicable Euro-Rate Margin" in
                           Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

                  "Applicable Euro-Rate Margin" means for each Euro-Rate Portion of all Revolving Credit Loans, the percentage expressed in basis points per annum determined from time to time based upon the ratio of the Parent's Consolidated Total Indebtedness as at the end of each Fiscal Quarter to the Parent's Consolidated EBITDDA for the four most recently completed Fiscal Quarters treated as a single accounting period set forth on Schedule 1.1(A) hereto, all as determined by the Parent's financial statements and Compliance Certificate for the preceding Fiscal Quarter or Fiscal Year delivered to the Agent pursuant to
                  Section 4.2 below. Adjustments to the Applicable Euro-Rate Margin resulting from changes in the ratio of the Parent's Consolidated Total Indebtedness to the Parent's Consolidated EBITDDA shall be made without notice to the Borrower. Such adjustments will be effective on the date on which the Parent's financial

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                  statements and Compliance Certificate are due to be delivered to the Lenders pursuant to Section 4.2; provided, however, that if the Borrower has failed to deliver, or caused to be delivered, such financial statements and Compliance Certificate on or before the date such delivery is due, then the ratio of the Parent's Consolidated Total Indebtedness to the Parent's Consolidated EBITDDA shall be deemed, solely for the purposes of this definition, to be greater than 2.75 to
                  1.00 until such time as they are actually delivered.

                  (b) The definition of "Change in Control" in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

                           "Change in Control" means (i) such time as the Parent ceases to own directly all of the member interests of the Borrower, (ii) such time as the General Partner ceases to own directly all of the general partner interests of the Parent, or (iii) such time as Corbin
                           J. Robertson, Jr., the WPP Group, Arch Coal, Inc. and/or one or more of their direct or indirect, wholly-owned Subsidiaries cease to own, in the aggregate, more than 50% of the partnership interests of the General Partner.

                  (c)      The definition of "Consolidated EBITDDA" in Section
                           1.1 of the Credit Agreement is hereby amended and restated as follows:

                           "Consolidated EBITDDA" means, for any period, Consolidated Net Income for such period, (x) excluding therefrom (A) any non-cash extraordinary items of gain or loss (including without limitation those items created by mandated changes in accounting treatment) and (B) any gain or loss of any other Person accounted for on the equity method, except to the extent of cash distributions received during the relevant period (y) plus the aggregate amounts deducted in determining Consolidated Net Income for such period in respect of (i) Consolidated Interest Expense, (ii) income taxes, (iii) depletion expense,
                           (iv) depreciation expense and (iv) amortization expense. Notwithstanding the foregoing, in the calculation of Consolidated EBITDDA for each of the Fiscal Quarters ending September 30, 2002, December 31, 2002, March 31, 2003, June 30, 2003 and September
                           30, 2003, respectively, Consolidated EBITDDA shall be determined as follows: (i) for the Fiscal Quarter ending September 30, 2002, Consolidated EBITDDA shall be Historical EBITDDA, (ii) for the Fiscal Quarter ending December 31, 2002, Consolidated EBITDDA shall be the Historical EBITDDA multiplied by the sum of 365 minus the number of days elapsed from the Closing Date until December 31, 2002 divided by 365, plus Consolidated EBITDDA of the Parent for the period beginning on the Closing Date and ending December 31, 2002, (iii) for the Fiscal Quarter ending March 31, 2003, Consolidated EBITDDA shall be 75% of Historical EBITDDA of the Parent, plus Consolidated EBITDDA of the Parent for the Fiscal Quarter ending March 31, 2003, (iv) for the Fiscal Quarter ending June 30,

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                           2003, Consolidated EBITDDA shall be 50% of Historical
                           EBITDDA, plus Consolidated EBITDDA of the Parent for the two (2) Fiscal Quarters ending June 30, 2003, and
                           (v) for the Fiscal Quarter ending September 30, 2003, Consolidated EBITDDA shall be 25% of Historical EBITDDA, plus Consolidated EBITDDA of the Parent for the three (3) Fiscal Quarters ending September 30, 2003.

                  (d) The definition of "Historical EBITDDA" in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

                           "Historical EBITDDA" means $47,000,000.

                  (e) The following new defined term "Applicable Base Rate Option" is hereby added to Section 1.1 of the Credit Agreement as follows:

                  "Applicable Base Rate Option" means for each Base Rate Portion of all Revolving Credit Loans, the percentage expressed in basis points per annum determined from time to time based upon the ratio of the Parent's Consolidated Total Indebtedness as at the end of each Fiscal Quarter to the Parent's Consolidated EBITDDA for the four most recently completed Fiscal Quarters treated as a single accounting period set forth on Schedule 1.1(A) hereto, all as determined by the Parent's financial statements and Compliance Certificate for the preceding Fiscal Quarter or Fiscal Year delivered to the Agent pursuant to
                  Section 4.2 below. Adjustments to the Applicable Base Rate Margin resulting from changes in the ratio of the Parent's Consolidated Total Indebtedness to the Parent's Consolidated EBITDDA shall be made without notice to the Borrower. Such adjustments will be effective on the date on which the Parent's financial statements and Compliance Certificate are due to be delivered to the Lenders pursuant to Section 4.2; provided, however, that if the Borrower has failed to deliver, or caused to be delivered, such financial statements and Compliance Certificate on or before the date such delivery is due, then the ratio of the Parent's Consolidated Total Indebtedness to the Parent's Consolidated EBITDDA shall be deemed, solely for the purposes of this definition, to be greater than 2.75 to 1.00 until such time as they are actually delivered.

                  (f)      The following new defined term is hereby added to
                           Section 1.1 of the Credit Agreement as follows:

                           "Consolidated Fixed Charges" means, for the relevant period, the sum of Consolidated Interest Expense and Consolidated Lease Expense for such period.

                  (g)      The following new defined term is hereby added to
                           Section 1.1 of the Credit Agreement as follows:

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                           "Consolidated Lease Expense" means, for the relevant
                           period, on a Consolidated basis, the operating lease expense of the Parent and its Consolidated Subsidiaries for such period.

                  (h) Section 2.2(b)(i) of the Credit Agreement is hereby amended and restated as follows:

                           (i) Base Rate Option: A rate of interest per annum (computed upon the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed) equal to the sum of (A) the Base Rate, plus (B) the Applicable Base Rate Margin from time to time in effect. The rate of interest per annum under the Base Rate Option shall be adjusted automatically, from time to time, upon each change in the Base Rate and each change in the Applicable Base Rate Margin resulting from an increase or decrease in the Parent's ratio of Consolidated Total Indebtedness to Consolidated EBITDDA.

                  (i) Section 5.3(a) of the Credit Agreement is hereby amended and restated as follows:

                           5.3a LEVERAGE RATIO. At no time shall the ratio of the Parent's Consolidated Total Indebtedness to its Consolidated EBITDDA for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, exceed 3.50 to 1.00.

                  (j) Section 5.3(b) of the Credit Agreement is hereby amended, restated and retitled as follows:

                           5.3b FIXED CHARGE COVERAGE RATIO. At no time shall the ratio of the Parent's Consolidated EBITDDA for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, to its Consolidated Fixed Charges for the four (4) most recently completed Fiscal Quarters, taken as a single accounting period, be less than 4.00 to 1.00.

                  (k) Clause (vi) of Section 5.5 of the Credit Agreement is hereby amended and restated as follows:

                           (vi) other unsecured Indebtedness owed by the Borrower and its Subsidiaries pursuant to a sale of notes in a public offering or a private placement in an aggregate principal amount not to exceed $175,000,000 at any one time outstanding (the "Other Senior Notes"), provided (a) the terms and provisions of such Indebtedness are no more restrictive than the terms and provisions of this Agreement as determined by the Agent in its sole discretion and such terms and provisions are otherwise satisfactory to the Agent in its sole discretion, (b) the final maturity date of such Indebtedness is after the Termination Date and (c) after giving effect to the

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                           issuance of such Indebtedness, the Borrower shall be
                           in pro forma compliance with the covenants set forth in Section 5.3 as demonstrated by the delivery of evidence of such pro forma compliance in form and substance satisfactory to the Administrative Agent not less than three (3) Business Days prior to the closing of such Indebtedness.

                  (l) A new clause (iv) is hereby added to Section 5.12 of the Credit Agreement as follows:

                           (iv) negative pledges imposed in connection with the issuance of the Other Senior Notes incurred pursuant to clause (vi) of Section 5.5 of the Credit Agreement.

                  (m) Section 5.16 of the Credit Agreement is hereby amended and restated as follows:

                           5.16 TRANSACTIONS WITH AFFILIATES. Neither the Borrower nor any Loan Party shall enter into or carry out any transaction with an Affiliate (including purchasing property or services from or selling property or services to any Affiliate of Borrower or other Person) unless such transaction is not otherwise prohibited by this Agreement and is on fair and reasonable terms and conditions no less favorable to the Borrower or such Loan Party than would be obtained in a comparable arms-length transaction.

                  (n) A new Section 5.17 of the Credit Agreement is added as follows:

                           5.17 CHANGES IN OTHER SENIOR NOTES DOCUMENTS; LIMITATIONS ON PREPAYMENTS OF OTHER SENIOR NOTES. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, amend, modify, supplement or restate any of the documents relating to the issuance of the Other Senior Notes, including without limitation the amortization schedule relating to the Other Senior Notes attached hereto as Exhibit A, or to waive compliance by any Person party thereto with any material provision thereof without providing at least fifteen (15) calendar days' prior written notice to the Administrative Agent and, in the event such change could be adverse to the Lenders as reasonably determined by the Administrative Agent, obtaining the prior written consent of the Required Lenders. Each of the Loan Parties shall not, and shall not permit any of its Subsidiaries to, make any optional payments, prepayments, purchases, repurchases, redemptions, retirements or defeasements under or in respect of the Other Senior Notes.

                  (o) A new Schedule 1.1(A) to the Credit Agreement is hereby incorporated into the Credit Agreement in its entirety in the form attached hereto as Schedule 1.1(A).

         3. Conditions Precedent. The Borrower and the Lenders acknowledge that this Second Amendment shall not be effective until each of the following conditions precedent has been satisfied as determined by the Administrative Agent in its sole discretion (such date is referred to herein as the "Effective Date"):

         (a) The Borrower, the Required Lenders, and the Administrative Agent shall have executed this Second Amendment;

         (b) Each of the Guarantors shall have executed and delivered the Joinder attached hereto;

         (c) The Other Senior Notes to be issued by the Borrower under clause (vi) of Section 5.5 of the Credit Agreement shall have been issued on terms and conditions and pursuant to documentation satisfactory to the Administrative Agent in all respects, including but not limited to (i) a Consolidated Indebtedness to Consolidated EBITDDA ratio incurrence test of not less than 4.0 to 1.0, (ii) a Fixed Charge Coverage Ratio no more restrictive than 3.5 to 1.0, (iii) scheduled principal repayments shall be in accordance with the amortization schedule attached hereto as Exhibit A (iv) issuance of the Other Senior Notes in a principal amount equal to at least $125,000,000 shall have occurred on or before July 15, 2003 (the "First Issuance Date"), and (v) a portion of the net proceeds of the First Issuance shall be used to reduce the principal outstanding under the Credit Agreement to zero;

         (d) The Borrower shall have delivered to the Administrative Agent a closing certificate certifying to the accuracy of representations and warranties, compliance with covenants and conditions and absence of any Potential Default or Event of Default under the Credit Agreement;

         (e) No Material Adverse Change shall have occurred with respect to the Borrower or any of the Guarantors;

         (f) No material litigation shall have occurred or be existing with respect to the Borrower or any of the Guarantors;

         (g) The Administrative Agent shall have reviewed to its satisfaction all requested due diligence materials, including without limitation, title files, record searches, liens and material leases entered into subsequent to the First Amendment to the Credit Agreement;

         (h) The Borrower shall have paid to the Administrative Agent, for the benefit of the Administrative Agent and each of the Lenders executing this Second Amendment, an amendment fee in the amount of 37.5 basis points of such Lender's Commitment;

         (i) The Borrower shall have paid to the Administrative Agent and its counsel all reasonable fees and expenses for which the Administrative Agent and such counsel are entitled to be reimbursed;

         (j) All legal details and proceedings in connection with the transactions contemplated by this Second Amendment and all other Loan Documents to be delivered to the Lenders shall be in form and substance reasonably satisfactory to the Administrative Agent and to Buchanan Ingersoll Professional Corporation.

         4. Incorporation into Credit Agreement. This Second Amendment shall be incorporated into the Credit Agreement by this reference.

         5. Full Force and Effect. Except as expressly modified by this Second Amendment, all of the terms, conditions, representations, warranties and covenants of the Credit Agreement and the other Loan Documents are true and correct and shall continue in full force and effect without modification, including without limitation, all liens and security interests securing the Borrower's indebtedness to the Lenders and all Guaranty Agreements executed and delivered by the Guarantors.

         6. Reimbursement of Expenses. The Borrower unconditionally agrees to pay and reimburse the Administrative Agent and save the Administrative Agent harmless against liability for the payment of reasonable out-of-pocket costs, expenses and disbursements, including without limitation, fees and expenses of counsel incurred by the Administrative Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Second Amendment and all other documents or instruments to be delivered in connection herewith.

         7. Counterparts. This Second Amendment may be executed by different parties hereto in any number of separate counterparts, each of which, when so executed and delivered shall be an original and all such counterparts shall together constitute one and the same instrument.

         8. Entire Agreement. This Second Amendment sets forth the entire agreement and understanding of the parties with respect to the transactions contemplated hereby and supersedes all prior understandings and agreements, whether written or oral, between the parties hereto relating to the subject matter hereof. No representation, promise, inducement or statement of intention has been made by any party which is not embodied in this Second Amendment, and no party shall be bound by or liable for any alleged representation, promise, inducement or statement of intention not set forth herein.

         9. Governing Law. This Second Amendment shall be deemed to be a contract under the laws of the Commonwealth of Pennsylvania and for all purposes shall be governed by and construed and enforced in accordance with the internal laws of the Commonwealth of Pennsylvania without regard to its conflict of laws principles.

                            [SIGNATURE PAGES FOLLOW]

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            IN WITNESS WHEREOF, the parties hereto, by their officers duly authorized, have executed this Second Amendment as of the day and year first above written with the intention that it constitutes a sealed instrument.

ATTEST:                               NRP (OPERATING) LLC, a Delaware limited
                                      liability company

/s/ Wyatt Hogan                       By: /s/ Dwight L. Dunlap
------------------------------            --------------------------------------
                                      Name:  Dwight L. Dunlap
                                      Title: Chief Financial Officer

                                                                          [SEAL]

WITNESS:                              PNC BANK, NATIONAL ASSOCIATION,
                                      individually and as Administrative Agent

/s/ Louis K. McLenden                 By: /s/ Norm Harkleroad
------------------------------            --------------------------------------
                                      Name:  Norm Harkleroad
                                      Title: AVP

WITNESS:                              BRANCH BANKING AND TRUST COMPANY,
                                      individually and as Syndication Agent

/s/ Andrea Williamson                 By: /s/ Stephen J. Wood
------------------------------            --------------------------------------
                                      Name:  Stephen J. Wood
                                      Title: Vice President

WITNESS:                              BANK OF MONTREAL, individually and as
                                      Documentation Agent

/s/  Gloria Smith                     By: /s/ John MacLean Cook
------------------------------            --------------------------------------
                                      Name:  John MacLean Cook
                                      Title: Director

WITNESS:                              BNP PARIBAS, individually and as
                                      Documentation Agent

/s/ Nina J. Milligan                  By: /s/ Evans R. Swann
------------------------------            --------------------------------------
                                      Name:  Evans R. Swann
                                      Title: Director

/s/ Nina J. Milligan                  By: /s/ Greg Smothers
------------------------------            --------------------------------------
                                      Name:  Greg Smothers
                                      Title: Vice President

WITNESS:                              THE HUNTINGTON NATIONAL BANK

/s/ Mary Ann Frederick                By: /s/ Mark A. Scurci
------------------------------            --------------------------------------
                                      Name:  Mark A. Scurci
                                      Title: Vice President

WITNESS:                              CITIBANK N.A.

/s/ Raymond G. Dunning                By: /s/ Daniel J. Miller
------------------------------            --------------------------------------
                                      Name:  Daniel J. Miller
                                      Title: Vice President

WITNESS:                              WACHOVIA BANK, NATIONAL ASSOCIATION

/s/ Tamara L. Crawford                By: /s/ Laurence M. Levy
------------------------------            --------------------------------------
                                      Name:  Laurence M. Levy
                                      Title: Senior Vice President

WITNESS:                              SOUTHWEST BANK OF TEXAS

/s/ Tracy Butz                        By: /s/ W. Bryan Chapman
------------------------------            --------------------------------------
                                      Name:  W. Bryan Chapman
                                      Title: Vice President, Energy Lending

                                     JOINDER

         Each of the undersigned has executed this agreement, intending to be legally bound hereby, for the purposes of (i) agreeing to comply with the terms and conditions of the Credit Agreement, as amended by Amendment No. 2 to Credit Agreement, applicable to each of the undersigned, (ii) consenting to the matters in the Amendment No. 2 to Credit Agreement, and (iii) confirming that each Loan Document executed by the undersigned shall continue in full force and effect subsequent to the execution and delivery of Amendment No. 2 to Credit Agreement.

                                GUARANTORS:

                                NATURAL RESOURCE PARTNERS L.P., a
                                Delaware limited Partnership

                                By: NRP (GP) LP, a Delaware limited partnership,
                                    its general partner

                                    By: GP Natural Resource Partners LLC, a
                                        Delaware limited liability company, its
                                        general partner

                                        By:/s/ Dwight L. Dunlap
                                           -------------------------------------
                                        Name:  Dwight L. Dunlap
                                        Title: Chief Financial Officer

                                WPP LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Dwight L. Dunlap
                                        ----------------------------------------
                                    Name:  Dwight L. Dunlap
                                    Title: Chief Financial Officer

                                NNG LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Dwight L. Dunlap
                                        ----------------------------------------
                                        Name:  Dwight L. Dunlap
                                        Title: Chief Financial Officer

                                GNP LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole member

                                    By: /s/ Dwight L. Dunlap
                                        ----------------------------------------
                                        Name:  Dwight L. Dunlap
                                        Title: Chief Financial Officer

                                WBRD LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Dwight L. Dunlap
                                        ----------------------------------------
                                    Name:  Dwight L. Dunlap
                                    Title: Chief Financial Officer

                                CSTL LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Dwight L. Dunlap
                                        ----------------------------------------
                                    Name:  Dwight L. Dunlap
                                    Title: Chief Financial Officer

                                ACIN LLC, a Delaware limited liability company

                                By: NRP (Operating) LLC, a Delaware limited
                                    liability company, its sole managing member

                                    By: /s/ Dwight L. Dunlap
                                        ----------------------------------------
                                    Name:  Dwight L. Dunlap
                                    Title: Chief Financial Officer